                                                                  EXHIBIT 10.38

                                                                  EXECUTION COPY

                              PUT RIGHTS AGREEMENT

       THIS PUT RIGHTS AGREEMENT (this "AGREEMENT"), dated as of September 9, 1997, is made and entered into by and among CLARK/BARDES, INC., a Texas corporation (the "COMPANY"), and GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, LIFE INVESTORS INSURANCE COMPANY OF AMERICA and NATIONWIDE LIFE INSURANCE COMPANY (each a "PURCHASER" and collectively the "PURCHASERS"). Capitalized terms used and not elsewhere defined in this Agreement shall have the respective meanings assigned to them in Section 3 of this Agreement.

       1. Background. The Company and the Purchasers have entered into that certain Note and Warrant Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of September 8, 1997, pursuant to which the Company has agreed, among other things, to issue and sell its Common Stock Purchase Warrants expiring August 9, 2004 (the "WARRANTS"), evidencing rights to purchase an aggregate of 3,050,847 shares (subject to adjustment as provided therein) of the Company's Common Stock, no par value per share (the "COMMON STOCK"). This agreement shall become effective upon the issuance of such Warrants.

       2. Put Rights.

              2.1 Grant of Put Rights. The Company hereby grants to each holder of Put Securities the right and option (as to each such holder, its "PUT RIGHT" and, as to all such holders collectively, the "PUT RIGHTS"), to require the Company to purchase all or any portion of the Put Securities held by such holder upon the exercise by such holder of its Put Right in accordance with the provisions of this Agreement.

              2.2 Time of Exercise. The Put Right of any holder of Put Securities may be exercised at any time during the 45-day period following the delivery to such holder (pursuant to the terms of the Purchase Agreement) during the Exercise Period of (i) the Company's annual audited financial statements for any fiscal year or (ii) the Company's unaudited financial statements for any second fiscal quarter.

              2.3 Manner of Exercise. A holder of Put Securities may exercise such holder's Put Right with respect to all or any portion of the Put Securities by delivering written notice thereof (a "PUT NOTICE") to the Company. Such Put Notice shall specify (i) the number and type of Put Securities to be purchased from such holder by the Company and (ii) a date, which shall be no later than 90 days after the date of the Put Notice, upon which the Company is to purchase such Put Securities (the "PROPOSED PUT CLOSING DATE"). If the Proposed Put Closing Date is not specified in the Put Notice, the Proposed Put Closing Date shall be the 90th day after the date of the Put Notice.

              2.4 Determination of Put Price. The purchase price of the Put Securities specified in the Put Notice (the "PUT PRICE") will be the Market Value of such Put Securities, as determined by an independent investment bank, or accounting firm or other organization which is recognized for, and experienced in, valuing insurance agencies and brokers and similar financial services firms (the "INDEPENDENT EVALUATOR"), and which is, in any case, selected and mutually agreed upon by the Required Holder(s) and the Company (collectively, the "INTERESTED PARTIES"). In the event the Required Holder(s) or the Company propose an Independent Evaluator and the Interested Parties cannot agree on that or any other proposed Independent Evaluator within 30 days, the Required Holder(s) and the Company shall each hire an Independent Evaluator within 15 days thereafter. The cost of such Independent Evaluators shall be borne by the Company. The determination of the Market Value of such Put Securities by the Independent Evaluator shall be set forth within 45 days of its engagement in a written opinion addressed to the Board of Directors of the Company and to the holders of such Put Securities, and shall be final, conclusive and binding upon the Company and such holders. In the event that the Interested Parties hire two Independent Evaluators, the Market Value of such Put Securities shall be the average of the two values established unless there is a difference of more than 10%, in which case the Independent Evaluators shall select a third Independent Evaluator who shall establish a value within 30 days of such engagement and the Market Value of such Put Securities shall be the average of the two closest values established by the Independent Evaluators. In the event a third Independent Evaluator is hired, the cost of such evaluation shall be split evenly between the Company and the Required Holder(s).

              2.5 Form of Payment of Put Price. Payment of the Put Price will, at the option of the Company, be either made in cash or a combination of cash and notes (the "PUT NOTES") and will, in the case of Put Securities consisting of Warrants, be net of the then current exercise price thereof. The Company shall specify the form of the Put Price in a written notice (the "PUT PRICE NOTICE") to a holder of Put Securities exercising its Put Right within 15 days after the Company's receipt of the Put Notice delivered by such holder. In the case where the Company elects to pay all or a portion of the Put Price in the form of Put Notes, such Put Notes will bear interest (payable quarterly and computed on a 360-day year/30-day month basis) at the greater of (i) the average daily "prime rate" as published in the Southwestern edition of The Wall Street Journal (the "PRIME RATE") plus 1.0% and (ii) 12% per annum. Fifty percent of the principal amount of such Put Notes shall be due and payable on the first anniversary of the Put Closing Date, and the remaining outstanding principal amount of such Put Notes shall be due and payable on the second anniversary of the Put Closing Date. The Company may, at any time and from time to time, and without premium, prepay all or any portion of the outstanding principal amount of the Put Notes, pro rata among the holders of all Put Notes then outstanding. In connection with each prepayment of principal, the Company shall also pay all accrued and unpaid interest thereon. The Put Notes will have the same terms, covenants and collateral (and priority with respect thereto) as the Notes (whether or not any Notes are then outstanding).

              2.6 Put Closing. The consummation of the exercise of the Put Rights of a holder or holders of Put Securities (the "PUT CLOSING") shall occur on the Proposed Put Closing Date or, in the event the Market Value of such Put Securities has not been established as provided under Section 2.3 on or before the Proposed Put Closing Date, as soon as practicable after the establishment of such Market Value, and in any event at such time and place as shall be agreed to by the Company and the Required Holder(s). At the Put Closing, the Company shall deliver the Put Price of the Put Securities to the appropriate holder or holders thereof, in immediately available funds, Put Notes, or a combination thereof, as specified in the Put Price Notice. The holder or holders of the Put Securities in respect of which Put Rights are being exercised shall deliver the certificate or certificates representing the applicable Put Securities to the Company, duly endorsed or accompanied by duly executed separate assignments, and shall transfer such Put Securities to the Company free of any claims, liens or other encumbrances created or incurred by such holder or holders.

              3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                     "COMMON STOCK" shall have the meaning specified in
       Section 1.

                     "COMPANY" shall have the meaning specified in the introductory paragraph of this Agreement.

                     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                     "EXERCISE PERIOD" shall mean the period of time commencing September 9, 2002 and ending at such time as (i) the Company is required under Section 12(g) of the Exchange Act to comply with the reporting requirements of Section 13 or 15(d) of the Exchange Act and (ii) the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange or quoted by the Nasdaq National Market or any successor thereto or comparable system.

                     "INDEPENDENT EVALUATOR" shall have the meaning specified in Section 2.4.

                     "INTERESTED PARTIES" shall have the meaning specified in
       Section 2.4.

                     "MARKET VALUE" shall be determined on a per share basis (without taking into account any minority discount) as of the date of the applicable Put Notice, and shall mean the greatest of (i) the exercise price of the Warrants, as adjusted pursuant to the anti-dilution provisions of the Warrants; (ii) the probable sale price for substantially all of the business of the Company that a willing strategic purchaser would pay in an arm's length transaction; or (iii) the probable offering price in an initial public offering of the Company's Common Stock on a firm underwriting commitment basis, net of commissions, fees and costs that would reasonably be expected to be incurred in connection with such an initial public offering.

                     "PRIME RATE" shall have the meaning specified in Section
       2.5.

                     "PROPOSED PUT CLOSING DATE" shall have the meaning specified in Section 2.3.

                     "PURCHASE AGREEMENT" shall have the meaning specified in
       Section 1.

                     "PURCHASER" and "PURCHASERS" shall have the respective meanings specified in the introductory paragraph of this Agreement.

                     "PUT CLOSING" shall have the meaning specified in
       Section 2.5.

                     "PUT NOTES" shall have the meaning specified in
       Section 2.5.

                     "PUT NOTICE" shall have the meaning specified in
       Section 2.3.

                     "PUT PRICE" shall have the meaning specified in
       Section 2.4.

                     "PUT PRICE NOTICE" shall have the meaning specified in
       Section 2.5.

                     "PUT RIGHT" and "PUT RIGHTS" shall have the respective meanings specified in Section 2.1 of this Agreement.

                     "PUT SECURITIES" shall mean, collectively, the Warrants and the Warrant Stock.

                     "REQUIRED HOLDER(S)" shall mean, (i) in the event only one holder of Put Securities is exercising its Put Right at a given time, such holder, and, (ii) in the event two or more holders of Put Securities are exercising their respective Put Rights at the same time, the holders of at least 50.1% of the Put Securities in respect of which such Put Rights are being exercised, determined with respect to the number of shares of Warrant Stock then held by each such holder or, with respect to Warrants, the number of shares of Warrant Stock for which such Warrants may then be exercised.

                     "WARRANT STOCK" shall mean (i) any shares of Common Stock issued or issuable upon exercise of any of the Warrants and (ii) any securities issued or issuable with respect to any such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

                     "WARRANTS" shall have the meaning specified in Section 1.

              5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of 66 2/3% of all Put Securities, determined with respect to the number of shares of Warrant Stock then held by each such holder (or, with respect to Warrants, the number of shares of Warrant Stock for which such Warrants may be exercised). Each holder of any Put Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Put Securities shall have been marked to indicate such consent.

              6. Nominees for Beneficial Owners. In the event that any Put Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Put Securities for purposes of any request or other action by any holder or holders of Put Securities pursuant to this Agreement or any determination of any number or percentage of shares of Put Securities held by any holder or holders of Put Securities contemplated by this Agreement. If the beneficial owner of any Put Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Put Securities.

              7. Notices. All communications provided for hereunder shall be sent by first-class mail and (a) if addressed to a party other than the Company, addressed to such party in the manner set forth in the Purchase Agreement, or at such other address as such party shall have furnished to the Company in writing, or (b) if addressed to the Company, at 2121 San Jacinto, Suite 2200, Dallas, Texas 75201, Attention: President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Put Securities at the time outstanding; provided, however, that any such communication to the Company may also, at the option of any of the parties hereunder, be either delivered to the Company at its address set forth above or to any officer of the Company.

              8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Put Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Put Securities required in order to be entitled to certain rights, or take certain actions contained herein.

              9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

              10. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Put Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

              11. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

              12. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

              IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                         CLARK/BARDES, INC.


                                         By:  /s/ MELVIN TODD
                                            --------------------------------
                                               Name:  Melvin Todd
                                               Title: CEO

                                         GREAT-WEST LIFE & ANNUITY
                                           INSURANCE COMPANY


                                         By:
                                            --------------------------------
                                               Name:
                                               Title:

                                         By:
                                            --------------------------------
                                               Name:
                                               Title:

                                         LIFE INVESTORS INSURANCE COMPANY
                                           OF AMERICA


                                         By:
                                            --------------------------------
                                               Name:
                                               Title:

                                         NATIONWIDE LIFE INSURANCE COMPANY


                                         By:
                                            --------------------------------
                                               Name:
                                               Title: